UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 19,  2007

AmMEX GOLD MINING  CORP.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-113296	98-0409895
(Commission File Number)	(IRS Employer Identification No.)

346 Waverly Street

Ottawa, Ontario Canada

K2P 0W5

(Address of Principal Executive Offices)

(613)  226-7883

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

     Certain  statements  included  in this Form 8-k regarding  AmMex Gold Mining Corp.  ( the “Company”) that are not  historical  facts are  forward-looking statements,  including  the  information  provided  with  respect  to the future business  operations  and  anticipated  operations  of the Company.    These forward-looking  statements are based on current expectations, estimates,  assumptions and beliefs of management,  and words such as "expects," "anticipates,"   "intends,"   "plans,"   "believes,"   "estimates"  and  similar expressions  are intended to identify  such  forward-looking  statements.  These forward-looking  statements involve risks and uncertainties,  including, but not limited  to,  the  success  of our  current  or  proposed  business  activities.  Accordingly, actual results may differ.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 19, 2007 Christopher Crupi tendered his resignation as an officer and director of the Company.  Mr. Crupi resigned for personal reasons indicating that he no longer has sufficient time to devote his attention to the operations of the Company.   Mr. Crupi also indicated that his resignation was not the result of any disagreement with the registrant on any matters relating to the registrant’s operations, policies or practices.

Concurrent with the resignation of Christopher Crupi,  our Board of Directors appointed W. Campbell Birge as our new chief executive officer.  Mr. Birge was also appointed to our Board of Directors to fill the seat vacated by Mr. Crupi.  Mr. Birge will receive  a consulting fee of $2,000 per month and granted 500,000 stock options, vesting on January 1, 2008.  The stock options will be  exerciseable until  December 31, 2009 at an exercise price of  $.20  per share. Mr. Birge will also be issued 500,000 shares of  our restricted common stock.  The common stock will vest  1/12th per month commencing January 1, 2008.

Mr. Birge has been a consultant to several public and private companies located in the United States, Canada and Mexico including Industrial Minerals Inc. and Sigma Capital Group.  He is on the Advisory Board of the Trust for Sustainable Development and was instrumental in working on the Loreto Bay project, a large real estate development project.  Mr. Birge has lived in Mexico and was an Associate Professor at United States International University (Mexico City  campus) for five years.  He was also elected to serve on the Academic counsel as the Head of the Graduate Business studies while at the university    Mr. Birge earned a Master’s Degree in Management and Organizational Development from United States International University, a Bachelor of Arts degree in Sociology from Simon Fraser University and a Bachelor of Education degree from the University of Calgary.

In addition to the appointment of Mr. Birge as the Company’s new chief executive officer and member of our Board of Directors,  Charles William Reed, our current vice president and a member of our Board of Directors was appointed as our corporate secretary,  and Lucie Letellier, our current chief financial officer and treasurer, was appointed to our Board of Directors to fill an existing vacancy.

.

Item 9.02  Financial Statements and Exhibits.

Exhibit 5.02(1)  Letter of resignation from Christopher Crupi

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 20,  2007

AmMex Gold Mining Corp.
By:	/s/W. Campbell Birge
W. Campbell Birge
Chief Executive Officer